AFL-CIO Housing Investment Trust
Helping Build New York City - The Union Way

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The New York area is a strong market for the HIT. Since inception, the HIT has invested $1.5 billion in 57 projects with total development investment of $3.1 billion. These projects have built or preserved over 36,715 housing units and created an estimated 18.7 million hours of union construction work*.

Economic and Fiscal Impacts of the HIT-Financed Projects in New York City
In 2016 Dollars, Since Inception*

$3.1B total economic benefits

$1.3B personal income

18,470 total jobs across industry segments

9,300 union construction jobs, 18.7M hours of work

$208.2M state and local tax revenue generated

606 West 57th St (2016 & 2017): The HIT purchased $51 million of bonds for the new construction of 682 of planned 1,028- unit, 606 West 57th St. in Manhattan, creating an estimated 341 union construction jobs.

Electchester Housing Companies: The HIT provided $49.0 million for refinancing the 2,399-unit Electchester Housing Companies in Queens, creating an estimated 175 union construction jobs.

*Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Data current as of December 31, 2017. Since inception dates from 1984-2017.

Projects in the New York City Area in the Last 10 Years 2008-2017

In the past 10 years, the HIT has invested $834.8 million in 30 projects with a total development investment of $2.1 billion. These projects are creating an estimated 9.5 million hours of union construction work*.

Project	Location	Units	HIT Investment	TDC	Union Jobs
Big Six Towers	Queens	983	$7,760,000	$11,600,000	12
General Chauncey M. Hooper Tower	Manhattan	75	$5,575,200	$ 5,575,200	-
Workmen’s Circle	Bronx	41	$ 5,507,900	$5,507,900	38
Mitchell-Lama Pool: Cadman Tower	Brooklyn	422	$8,051,087	$ 8,051,087	-
Mitchell-Lama Pool: East Midtown Plaza	Manhattan	746	$5,951,632	$ 5,951,632	-
Mitchell-Lama Pool: Goodwill Terrace	Queens	208	$1,028,425	$1,028,425	-
Mitchell-Lama Pool: Ruppert House Coop	Manhattan	652	$5,829,209	$ 5,829,209	-
Mitchell-Lama Pool: Tower West	Manhattan	217	$1,139,647	$1,139,647	-
The Dempsey	Manhattan	80	$15,000,000	$26,363,400	139
The Douglass - Building C	Manhattan	70	$9,500,000	$31,200,759	175
CUNY Graduate Center Housing	Manhattan	77	$9,832,000	$28,766,797	150
Elizabeth Seton Pediatric Center	Yonkers	137	$100,000,000	$115,557,020	781
Lands End II	Manhattan	490	$90,000,000	$175,000,000	-
NYCHA Bonds: The Bay View	Brooklyn	1,610	$5,275,446	$60,973,580	122
NYCHA Bonds: The Boulevard	Brooklyn	1,423	$9,615,000	$12,500,000	25
NYCHA Bonds: The Stapleton	Staten Island	693	$6,414,554	$29,621,000	60
Penn South Cooperative	Manhattan	2,820	$134,000,000	$151,000,000	990
The Renaissance	Manhattan	241	$12,500,000	$28,000,000	-
Electchester Housing Companies	Queens	2,399	$49,000,000	$49,000,000	175
Amalgamated Warbasse Houses	Brooklyn	2,583	$89,000,000	$89,000,000	229
New York Presbyterian Hospital	Manhattan	-	$40,000,000	$71,680,000	418
Hunter’s Point South - Building A	Queens	619	$8,265,000	$232,950,050	195
Penn South Cooperative (Supp. Financing)	Manhattan	-	$45,000,000	$45,000,000	306
Harry Silver Housing Corporation	Brooklyn	288	$8,000,000	$8,000,000	15
33 Bond Street (2016 Bonds)	Brooklyn	143	$18,300,000	$54,320,000	124
606 West 57th St. (2016 Bonds)	Manhattan	206	$31,000,000	$108,742,105	207
Elizabeth Seton Pediatric Center II	Yonkers	32	$18,300,000	$21,130,584	105
33 Bond Street (2017 Bonds)	Brooklyn	491	$20,000,000	$287,120,000	133
606 West 57th St. (2017 Bonds)	Manhattan	476	$20,000,000	$275,384,620	134
Penn South Cooperative (2017)	Manhattan	2,820	$55,000,000	$191,000,000	235
TOTAL (LAST 10 YEARS - 2008-2017)		21,042	$834,845,100	$2,136,993,015	4,768

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202 -331- 8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

JANUARY 2018